FEDERAL INCOME TAX STATUS	12 Months Ended
Oct. 31, 2025
John Deere Tax Deferred Savings Plan for Wage Employees
FEDERAL INCOME TAX STATUS
FEDERAL INCOME TAX STATUS
5.	FEDERAL INCOME TAX STATUS

The Plan obtained its latest determination letter dated October 5, 2016, in which the IRS determined that the Plan and related trust were designed in compliance with the applicable regulations of the IRC. The Plan has been amended since receiving the determination letter. The Company and Plan management believe that the Plan is currently designed and operated in compliance with the applicable requirements of the IRC and the Plan and related trust continue to be tax-exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

The Plan is subject to routine audits by taxing jurisdictions; however, there are no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for years prior to 2022.